SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: January 31, 2001                  Commission file number 1-5805
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                             J.P. MORGAN CHASE & CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                                13-2624428
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(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation)                                      Identification No.)


     270 Park Avenue, New York, NY                                 10017
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(Address of principal executive offices)                           (Zip
Code)


       (Registrant's telephone number, including area code) (212) 270-6000
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Item 5.  Other Events

The following statements are based on expectations of management of J.P. Morgan Chase & Co. ("JPMC") as of January 30, 2001 and confirm certain statements made by JPMC's management at a public investor presentation held on January 17, 2001. Management of JPMC does not undertake to update these statements to reflect the impact of circumstances or events that arise after that date.

These statements are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to significant risks and uncertainties, as described below. Actual results may differ materially.

                                Business Outlook

Merger Outlook: The merger integration process is both ahead of schedule and working extremely well. Based on integration efforts to date, management of JPMC currently estimates merger synergies will amount to approximately $3 billion (pre-tax), comprised of approximately $2 billion of expense savings and approximately $2 billion of incremental revenues (assuming a return to market conditions similar to that experienced during the second and third quarters of
2000), less approximately $1 billion of expenses associated with the incremental revenues. One-third of the synergies are anticipated to be achieved by the end of 2001, with the remainder anticipated to be achieved by the end of 2002. In addition, management estimates that JPMC will incur approximately $3.2 billion (pre-tax) of one-time expenses in connection with the merger. JPMC took a charge of $1.25 billion at December 31, 2000 for merger-related costs. The balance of the estimated one-time costs will be expensed over 2001 and 2002. Nearly one-half of the merger expenses will be related to employee severance and compensation costs, while the remainder are expected to be related primarily to technology, systems-integration and facilities costs.

Management expects approximately 5,000 job eliminations will result from the merger. The majority of the front office eliminations will be effected by the end of the first half of 2001, and eliminations affecting back office and staff personnel will commence during the second half of 2001.

Management anticipates that Chase Securities Inc. and J.P. Morgan Securities Inc., JPMC's two principal broker-dealers, will merge on or about April 1, 2001 and that The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, JPMC's two principal New York banks, will merge on July 14, 2001.

Expense Management: Management of JPMC is targeting cash operating expenses for full year 2001 to be flat on a year-over-year basis with full year 2000 (pro forma including expenses of Robert Fleming Holdings Inc. ("Flemings") for full year 2000). Cash operating expenses for JPMC, pro forma including cash operating expenses of Flemings, but excluding cash operating expenses of J.P. Morgan Partners, JPMC's private equity investment business ("JPMP"), was approximately $21.5 billion in 2000. Cash operating expenses for JPMC, pro forma including cash operating expenses of Flemings and JPMP, were approximately $21.9 billion in 2000.

Credit Risk Management: At December 31, 2000, approximately 68% of JPMC's total commercial credit exposure, including derivative and foreign exchange investments, was deemed to be investment grade by management. Commercial net charge-offs for 2001 are expected to fall within the targeted range of 40-60bp of JPMC's commercial loan portfolio.

Consumer net charge-off ratios are expected to be at approximately the same levels for full-year 2001 as full-year 2000, although there is expected to be a normal seasonal increase in credit card net charge-offs in the first quarter of 2001.

JPMC management believes that deteriorating credit conditions in the United States will cause nonperforming assets to increase in 2001. However, given the diversity of the credit profiles of each of the two heritage companies and the longstanding commitment of The Chase Manhattan Corporation to originate for distribution, management believes that JPMC's credit performance will continue to be better than the industry average.

Capital Management: Management believes that, in the future, JPMC's revenues will be more dependent upon fee-generating businesses, such as asset management and mergers and acquisitions advisory activities, and less dependent upon balance sheet growth. In addition, as a result of balance sheet synergies anticipated to be realized over the first year following the merger, management expects JPMC's balance sheet to be reduced by approximately $35 billion in nominal assets, or $8 billion in risk-weighted assets, as compared with aggregate assets of the two predecessor corporations' balance sheets, absent the merger. These balance sheet synergies are expected to create more than $600 million of free capital in the first year following the merger. Management's long-term target range for JPMC's Tier 1 Capital ratio is 8.00%-8.25%.

Financial Performance Goals:
---------------------------

JPMC has targeted its financial performance goals over time as:

o   revenue growth of 10-12% per year
o   cash return on equity of 20-25%
o   growth in annual cash earnings per share of 15%


Lines of Business Outlook:
--------------------------

The business outlook for 2001 for JPMC's various lines of business is as follows:

Investment Bank: The Investment Bank has targeted moderate revenue growth for 2001; for these purposes, financial market activity in 2001 is assumed to be at levels only moderately higher than the fourth quarter of 2000. The Investment Bank intends to be heavily focused on reducing its expenses in 2001, primarily as a result of reductions in headcount and incentive compensation. As a result, the Investment Bank has targeted an overhead ratio of 60% by year-end 2001.

Private Equity: JPMC believes JPMP's private equity investment business will continue to create value for JPMC, making substantial contributions to JPMC's earnings over time. Since JPMP's inception in 1984, the compound annual cash return on JPMP's investments has been approximately 43%. JPMC has not and is not considering an exit of the private equity business and does not intend to spin off JPMP as a separate entity nor to issue a separate tracking security. However, given the volatile nature of the public equities markets, and that of the NASDAQ market in particular, JPMP's reported private equity returns may include significant unrealized valuation adjustments, both favorable and unfavorable, for any given period. JPMC makes no assumptions about unrealized gains or losses that may be experienced by the JPMP portfolio. However, JPMC management is targeting realized cash earnings of JPMP for 2001 consistent with cash realized earnings of JPMP for the past several years.

JPMC intends to commit approximately $2 billion of its own capital for investment by JPMP in 2001, and approximately $1.5 billion of its own capital to JPMP in each of the following four years. However, as a result of planned sales over the next several years to third parties of interests in certain of JPMP's investments, JPMC's proportional share ownership of investments made and to be made by JPMP in the future may be reduced.

Treasury & Securities Services: Management expects JPMC's Treasury & Securities Services business to continue its revenue growth for 2001 at approximately the same rate as experienced in 2000. Expense management will continue to be a focus, and management of JPMC has targeted an overhead ratio, over time, in the mid-60% range for the business.

Retail & Middle Market Banking: Management is targeting double digit income growth for Retail & Middle Market Banking for 2001. In order to meet this target, business operations will be reorganized, resulting in total restructuring charges of approximately $90 million, of which approximately $75 million will be incurred in 2001.

                Important Factors That May Affect Future Results

All forward-looking statements, by their nature, are subject to risks and uncertainties. JPMC's actual future results may differ materially from those set forth in its forward-looking statements set forth above.

The following discussion sets forth certain risks and uncertainties that JPMC believes could cause its actual future results to differ materially from expected results. However, other factors besides those listed below could also adversely affect JPMC's results and the reader should not consider any such list of factors to be a complete set of all potential risks or uncertainties. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

Merger of Chase and J.P. Morgan. JPMC may fail to realize the growth opportunities and cost savings anticipated to be derived from the merger of The Chase Manhattan Corporation ("Chase") and J.P. Morgan & Co. Incorporated ("Morgan"), which was effective as of December 31, 2000. If JPMC is not able successfully to combine the businesses of Chase and Morgan and achieve its objectives, the anticipated benefits from the merger may not be realized fully or at all or may take longer to realize than expected. For example, it is possible that the integration process could result in the loss of key employees, the disruption of ongoing businesses or inconsistencies in standards, controls, procedures and policies that could adversely affect JPMC's ability to maintain relationships with employees, clients or suppliers.

Business Conditions and General Economy. The profitability of JPMC's investment banking, trading and securities services businesses and retail and middle-market banking businesses could be adversely affected by a worsening of general economic conditions in the United States or abroad. Factors such as the liquidity of the global financial markets, the level and volatility of equity prices and interest rates, investor sentiment, inflation and the availability and cost of credit could significantly affect the activity level of clients with respect to size, number and timing of transactions effected by JPMC's investment banking business, including its underwriting and advisory businesses, and may also affect the realization of cash returns from JPMC's private equity business. Such factors will also affect trading market conditions in domestic and foreign securities and the revenues derived from the mark-to-market values of certain of JPMC's businesses, including JPMP. An economic downturn or significantly higher interest rates could adversely affect the credit quality of JPMC's on-balance sheet and off-balance sheet by increasing the risk that a greater number of JPMC's customers would become delinquent on their loans or other obligations to JPMC. Further, a higher rate of delinquencies by customers or counterparties would result in a higher level of charge-offs and a higher level of provision for JPMC, which could adversely affect JPMC's income. See also "Factors Affecting Allowance for Credit Losses" below. In addition, a higher level of domestic or foreign interest rates or a downturn in trading markets could affect the amount of assets under management by JPMC (for example, by affecting the flows of moneys to or from the mutual funds managed by JPMC) and impact the willingness of financial investors to participate in loan syndications and underwritings managed by JPMC.

Competition. JPMC operates in a highly competitive environment and expects various factors to cause competitive conditions to continue to intensify. For example, technological advances and the growth of e-commerce have made it possible for non-depository institutions to offer products and services that were traditionally banking products and for financial institutions to compete with technology companies in providing electronic and internet-based financial solutions. In addition, investment banks and insurance companies are increasingly competing in traditional banking businesses, such as syndicated lending and consumer banking, and banking institutions are continuing to diversify their financial products and services into non-traditional areas. JPMC expects this cross-industry competition to continue to intensify, particularly as continued merger activity produces larger, better-capitalized companies that are capable of offering a wider array of products and services.

Foreign Operations; Trading in Foreign Securities. JPMC does business throughout the world, including in developing regions of the world commonly known as emerging markets. JPMC's businesses and revenues derived from foreign operations are subject to risk of loss from unfavorable political and diplomatic developments, currency fluctuations, social instability, changes in governmental policies or policies of central banks, expropriation, nationalization, confiscation of assets and changes in legislation relating to foreign ownership. JPMC also invests in the securities of corporations located in foreign jurisdictions, including emerging markets. Revenues from the trading of foreign securities may also be subject to negative fluctuations as a result of the above factors. The impact of these fluctuations could be accentuated because, generally, foreign trading markets, particularly in emerging markets countries, are smaller, less liquid and more volatile than U.S. trading markets.

Operating Risk. JPMC, like all large corporations, is exposed to many types of operating risk, including the risk of fraud by employees or outsiders, unauthorized transactions by employees or operational errors, including clerical or recordkeeping errors or errors resulting from faulty computer or telecommunications systems. Given the high volume of transactions at JPMC, certain errors may be repeated or compounded before they are discovered and successfully rectified. In addition, JPMC's necessary dependence upon automated systems to record and process its transaction volume may further increase the risk that technical system flaws or employee tampering or manipulation of those systems will result in losses that are difficult to detect. Although JPMC maintains a system of controls designed to keep operating risk at appropriate levels, JPMC has suffered losses from operating risk and there can be no assurance that JPMC will not suffer losses from operating risks in the future.

Government Monetary Policies and Economic Controls. JPMC's businesses and earnings are affected by general economic conditions, both domestic and international. JPMC's businesses and earnings are also affected by the fiscal or other policies that are adopted by various regulatory authorities of the U.S., foreign governments, and international agencies. For example, policies and regulations of the Federal Reserve Board influence, directly and indirectly, the rate of interest paid by commercial banks on their interest-bearing deposits and may also impact the value of financial instruments held by JPMC These actions of the Federal Reserve Board also determine to a significant degree the cost to JPMC of funds for lending and investing. The nature and impact of future changes in economic and market conditions and fiscal policies are not predictable and are beyond JPMC's control. In addition, these policies and conditions can impact JPMC's customers and counterparties, both in the U.S. and abroad, which may increase the risk that such customers or counterparties default on their obligations to JPMC.

Factors Affecting Revenues. JPMC's management categorizes the revenue components of JPMC's operating earnings as either market-sensitive revenues or less market-sensitive revenues. Market-sensitive revenues are affected by many factors, including JPMC's credit standing and its success in proprietary positioning, volatility in interest rates and in equity and debt markets, and the economic, political and business factors described above. JPMC anticipates that its market-sensitive revenues will experience volatility from time to time as a result of these factors. Management also expects that less market-sensitive revenues will experience fluctuations from time-to-time. Less market-sensitive revenue, will be affected by JPMC's loan growth (which is dependent upon the economic conditions described above, as well as upon discretionary decisions as to whether securitize, sell, purchase or syndicate loans or loan portfolios), and by JPMC's ability to grow its fee-based businesses (which are affected by pricing and competitive pressures, as well as by the costs associated with the introduction of new products and services and the expansion and development of new distribution channels).

Factors Affecting Allowances for Credit Losses. JPMC's allowances for credit losses are intended to cover probable credit losses inherent in the credit extension process for loans and lending-related commitments. Each of the components of the allowances for credit losses is based upon management's estimates of probable loss from various segments of the portfolio. Estimating losses is inherently uncertain. The estimation process assumes that past experience is a valid indicator for estimating prospective losses, which may not always be the case. The accuracy of estimates reflected in the allowance may be affected by a number of factors, ranging from external macroeconomic factors to limitations inherent in the estimation methodology itself. These factors include, among others: general economic and political developments; structural changes that may affect particular industries; currency devaluations that may affect cross-border exposures; changes in underwriting standards; legal and regulatory requirements affecting reserving practices; the volatility of default probabilities, rating migrations and loss severity; and the quality of available data.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    J.P. MORGAN CHASE & CO.
                                         (Registrant)



                                    By: /s/Marc J. Shapiro
                                       ----------------------------------
                                           Marc J. Shapiro
                                           Vice Chairman, Finance,
                                           Risk Management and Administration


Dated: January 31, 2001